UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 August 30, 2005
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                Date              of Report (Date of earliest event reported)
                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)
                                    Delaware
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                 (State or other jurisdiction of incorporation)
            0-12965                                     13-3163744
   --------------------------             --------------------------------------
    (Commission file number)               (IRS employer identification number)

                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)
                                 (401) 434-5522
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              (Registrant's telephone number, including area code)

                                     Not Applicable
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              (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM   1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       SECURED PROMISSORY NOTE

       On August 30, 2005 we gave a secured promissory note to Foundation Partners I, LLC in the principal amount of $1,250,000.00 with a maturity date of August 29, 2005. The note bears interest at the rate of 10% per year. Interest is payable monthly and the principal is payable in full on the maturity date. The due date of the principal and all accrued interest can be accelerated if we default on the note. The note can be prepaid in full or in part on the last calendar day of any month during the term. The note is secured by ten mobile speed enforcement vans including all associated speed detection systems and all rights to operate said systems. If Foundation Partners forecloses on the vans, we will provide citation processing services for Foundation Partners with respect to violation data generated by the vans at commercially reasonable prices and Foundation Partners will have all rights and licenses necessary to so operate the vans for their intended uses. If we are unable to provide Foundation Partners with citation processing services, then Foundation Partners may obtain such services from any person or entity, including our competitors, and Foundation Partners will have all rights and licenses necessary to so operate the vans for their intended uses. The managing member of Foundation Partners is Danzell Investment Management, Ltd. William B. Danzell is the President and sole stockholder of Danzell Investment Management, Ltd. and the Chief Executive
Officer and President, and a director of Nestor. In connection with the loan that the secured promissory note evidences, we paid an origination fee of $25,000, of which $12,500 was paid to Foundation Partners and $12,500 was paid to Danzell Investment Management, Ltd.

ITEM   2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
             OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

       On August 30, 2005, we borrowed $1,250,000 from Foundation Partners I, LLC pursuant to a secured promissory note. The information set forth in ITEM
1.01. - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT - SECURED PROMISSORY NOTE is incorporated herein in its entirety.

ITEM   9.01  FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits

                 See Exhibit Index attached to this Current Report on Form 8-K


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NESTOR, INC.
                                       (Registrant)


                                       By: /s/ Harold A. Joannidi
                                          --------------------------------------
                                          Harold A. Joannidi
                                          Treasurer and Chief Financial Officer


Dated:     September 6, 2005

                                  EXHIBIT INDEX
                                  -------------


       Exhibit Number       Description
       --------------       -----------
            10.1            Secured Promissory Note by Nestor, Inc. to
                            Foundation Partners I, LLC. dated August 30, 2005